UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

DIME COMMERCIAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York 11788
(Address of principal executive offices) (Zip Code)

631-537-1000
(Registrant’s telephone, including area code)

DIME COMMUNITY BANCSHARES, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	DCOM	The New York Stock Exchange
Preferred Stock, Series A, $0.01 Par Value	DCOM PR	The New York Stock Exchange
9.000% Junior Subordinated Notes, $25.00 Par Value	DCBG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2026, Dime Commercial Bancshares, Inc., formerly known as Dime Community Bancshares, Inc. (the “Company”) and Dime Commercial Bank, formerly known as Dime Community Bank (the “Bank”) entered into amended and restated employment agreements (the “Employment Agreements”) with Stuart H. Lubow, President and Chief Executive Officer of the Company and Bank, Avinash Reddy, Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company and Bank, and Thomas X. Geisel, Senior Executive Vice President and Chief Commercial Officer of the Company and Bank (together, the “Executives”). The Employment Agreements are effective as of May 28, 2026, and replace the prior employment agreements with the Company and the Bank, as amended (the “Prior Agreements”).
The Employment Agreements were amended to remove a perquisite allowance benefit from the Prior Agreements for each of Mr. Lubow, Mr. Reddy, and Mr. Geisel in the amounts of $100,000, $50,000 and $50,000, respectively, and these amounts were added to the current base salary for each Executive.  The Employment Agreement for Mr. Lubow was also revised to provide that a severance payment upon a termination of employment for “good reason” or without “cause” (as such terms are defined in the Employment Agreement) would also include the Company’s contributions to the defined benefit portion of the Dime Community Bank Supplemental Executive Retirement Plan.

The foregoing description of the Employment Agreements is not intended to be complete and is qualified in its entirety by reference to the Employment Agreements attached hereto as Exhibits 10.1, 10.2, 10.3 and incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2026, the Company filed with the Department of State of the State of New York a Certificate of Amendment to Certificate of Incorporation to change our corporate name from Dime Community Bancshares, Inc. to Dime Commercial Bancshares, Inc., effective immediate. A copy of the Certificate of Amendment of Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 28, 2026 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 43,886,835 shares of Company common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 37,793,964 shares of Company common stock were represented, therefore, a quorum was present.  Three proposals were presented and voted on.  The proposals are described in detail in the Company’s definitive proxy statement filed on April 13, 2026 with the Securities and Exchange Commission.  Set forth below are the final results for all proposals.

1. The following nominees received the requisite majority of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2027 and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Kenneth J.Mahon	31,801,887	1,736,055	4,256,022
Paul M. Aguggia	27,231,719	6,306,223	4,256,022
Rosemarie Chen	32,235,619	1,302,323	4,256,022
Judith H. Germano	32,833,932	704,010	4,256,022
Matthew A. Lindenbaum	32,636,683	901,259	4,256,022
Stuart H. Lubow	32,619,703	918,239	4,256,022
Albert E. McCoy, Jr.	32,352,576	1,185,366	4,256,022
Raymond A. Nielsen	32,568,158	969,784	4,256,022
Joseph J. Perry	31,930,948	1,606,994	4,256,022
Kevin Stein	32,749,205	788,373	4,256,022
Dennis A. Suskind	31,668,195	1,869,747	4,256,022

2.  The ratification of the appointment of Crowe LLP to act as the independent registered public accounting firm for the Company for the year ending December 31, 2026 was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
37,477,760	245,485	70,719	-0-

3.  The compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Shareholders, was approved on a non-binding, advisory basis by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
25,150,561	8,347,356	40,025	4,256,022

4.  The vote to approve an amendment to the Company’s Certificate of Incorporation to change the Company name to “Dime Commercial Bancshares, Inc.”, was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
37,061,459	651,450	81,055	-0-

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation
10.1	Amended and Restated Employment Agreement by and among Dime Community Bancshares, Inc., Dime Community Bank and Stuart H. Lubow, dated May 28, 2026
10.2	Amended and Restated Employment Agreement by and among Dime Community Bancshares, Inc., Dime Community Bank and Thomas X. Geisel, dated May 28, 2026
10.3	Amended and Restated Employment Agreement by and among Dime Community Bancshares, Inc., Dime Community Bank and Avinash Reddy, dated May 28, 2026
104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.

Date: June 1, 2026	By:	/s/ Avinash Reddy
Name: Avinash Reddy Title: Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer